UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2021

Global Tech Industries Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-10210	83-0250943
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

511 Sixth Avenue, Suite 800 New York, NY 10011

(Address of Principal Executive Offices) (Zip Code)

(212) -204-7926

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	GTII	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.01 Completion of Acquisition or Disposition of Assets

Gold Transactions International, Inc. recently completed its official audit and finished its financial disclosures, as required by its stock purchase agreement with GTII and pursuant to the regulations regarding material acquisitions by issuers, has prepared the appropriate disclosures.

Item 2.02 Results of Operations and Financial Conditions

GTI completed its official audit, the particulars of which are listed below.

Item 1. Business

General and organizational history

Gold Transactions International, Inc. (“GTI”), a privately held Utah corporation, was formed on November 6, 2020. On November 10, 2020, the Company acquired a license from a private Nevada Corporation which operated, via a joint venture, in the business of buying and selling gold on a global basis through a private network of companies. The license agreement gave GTI access to the private network, and an exclusive right to market and promote the gold buy/sell program in an effort to expand the buying power of the network. GTI and its network affiliates, purchases gold from artisan miners throughout the world and transports, assays, refines and sells the gold in the Dubai Multi Commodities Centre, (“DMCC”), a free trade zone in Dubai. This private network of security firms and gold buyers provides GTI with access to small gold operations in the regions within reasonable shipping distance to Dubai. One of GTI’s private network entities is a member of the DMCC, giving them access to multiple refineries and secured gold vaults. The DMCC is one of the world’s leading physical gold market trading hubs.

Research and Development

Although GTI’s staff is limited in size, management and its consultants are continuing to develop additional gold based financial programs.

Intellectual Property

GTI’s license agreement provides access to various intellectual properties of the private network’s operating activities; however, GTI itself does not own any intellectual property other than the intangible license agreement.

Government Regulation

There are currently no specific government regulations over GTI’s operations.

Competition

There are several larger companies with more buying power involved in the gold buying and selling industry, however, each company has its own niches, customer and supplier bases and operating strategy.

Employees

The company currently has two employees and contract consultants, however, the officers, directors and consultants to the Company have elected to defer wages and compensation until operating revenues are significant enough to support such payments.

Seasonality

Our operations are not expected to be affected by seasonal fluctuations, although our cash flow may be affected by fluctuations in the timing of cash receipts from our network affiliates.

Item 1A. Risk Factors

Although the Company believes there are minimal risk factors in our operating model, due to the fact that gold must be transported to our DMCC facilities and assayed before any funds are advanced to our suppliers (thus allowing us to know the exact content and purity of all gold shipments), there are still risk factors involved in doing business with international entities and governments, which may differ from U.S. legal protections.

Gold is a precious commodity and therefore is inherently at risk for theft and fraud, however, we believe working with the DMCC gives us needed protections through the secured vaults and secured refining facilities.

Item 2. Properties

GTI currently does not lease, rent or own any property.

Item 3. Legal Proceedings

None

Item 4. Mine Safety Measures

N/A

PART II

Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity

N/A

Item 6. Selected Financial Data

N/A

Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Cautionary Statements

This Form 8-K may contain “forward-looking statements,” as that term is used in federal securities laws, about Gold Transactions International’s financial condition, results of operations and business. These statements include, among others:

●	statements concerning the potential benefits that may be experienced from business activities and certain transactions contemplated or completed; and

●	statements of our expectations, beliefs, future plans and strategies, anticipated developments and other matters that are not historical facts. These statements may be made expressly in this Form 10-K. You can find many of these statements by looking for words such as “believes,” “expects,” “anticipates,” “estimates,” “opines,” or similar expressions used in this Form 8-K. These forward-looking statements are subject to numerous assumptions, risks and uncertainties that may cause our actual results to be materially different from any future results expressed or implied in those statements. The most important facts that could prevent us from achieving our stated goals include, but are not limited to, the following:

a)	failure to earn revenues or profits;

b)	inadequate capital to continue or expand our business, and inability to raise additional capital or financing to implement our business plans;

c)	decline in demand for our products and services;

d)	rapid adverse changes in markets;

e)	litigation with or legal claims and allegations by outside parties against GTI, including but not limited to challenges to intellectual property rights;

f)	insufficient revenues to cover operating costs; and

g)	inability to make a business acquisition that is profitable for the Company and its shareholders.

h)

There is no assurance that we will be profitable, we may not be able to successfully develop, manage or market our products and services, we may not be able to attract and retain qualified executives and technology personnel, we may not be able to obtain customers for our products or services, our products and services may become obsolete, government regulation may hinder our business, additional dilution in outstanding stock ownership may be incurred due to the issuance of more shares, warrants and stock options, or the exercise of outstanding warrants and stock options, and other risks inherent in our businesses.

Because the statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. We caution you not to place undue reliance on the statements, which speak only as of the date of this Form 8-K. The cautionary statements contained or referred to in this section should be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue. We do not undertake any obligation to review or confirm analysts’ expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this Form 8-K, or to reflect the occurrence of unanticipated events.

Plan of Operations

With the license agreement in place with the private network, GTI plans to commence its operations by participating in the gold buy/sell program. It is the Company’s plan to raise capital via our public parent company GTII, or from GTI officer’s, consultant’s and employee’s contacts, and advance funds into the gold network, thus generating revenues. GTI will receive its share of the profits generated from the use of its capital on a percentage of purchase power basis. Profits are generated from the difference in the buy and sell margin, less network expenses. Our JV affiliates generally generate revenue on an average of 4% to 5% monthly on the amount of capital advanced into the program. GTI expects to generate revenue on the same average percent monthly.

This plan is contingent on GTI’s and GTII’s ability to raise the needed capital to advance into the network.

Results of Operations

From inception on November 6, 2020 through December 31, 2020, GTI did not generate any revenues, and incurred $1,000 in organization costs as its only operating expense. GTI’s officers, directors and consultants have opted to defer any compensation until profitable operations can be achieved.

GTI incurred a net loss of ($1,000) for the period from inception on November 6, 2020 through December 31, 2020.

Liquidity and Capital Resources

As of December 31, 2020, GTI had opened a checking account but had no cash on hand. We anticipate that we will have an increase in our cash flow from operations as our operations expand. As discussed below in subsequent events, the company was successful in raising capital of $150,000, which was advanced into the gold network, thus commencing our operations and the expected generation of revenue.

GTI has a significant note obligation to satisfy starting September 30, 2021. We do not have sufficient revenue to satisfy the obligation, and if sufficient capital cannot be raised, we will be unable to keep up with the minimum payment schedule on this obligation.

Contractual Obligations

None

Critical Accounting Policies and Estimates

Our discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with U.S. generally accepted accounting principles. These principles require us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenue and expenses, cash flow and related disclosure of contingent assets and liabilities. Our estimates include those related to revenue recognition, accounts receivable reserves, income and other taxes, intangibles and contingent obligations. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Actual results may differ from these estimates. To the extent that there are material differences between these estimates and our actual results, our future financial statements will be affected.

We define our “critical accounting policies” as those U.S. generally accepted accounting principles that require us to make subjective estimates about matters that are uncertain and are likely to have a material impact on our financial condition and results of operations as well as the specific manner in which we apply those principles. Our estimates are based upon assumptions and judgments about matters that are highly uncertain at the time the accounting estimate is made and applied and require us to continually assess a range of potential outcomes. A detailed discussion of the critical accounting policies that most affect our company is in Footnote 1 of the notes to our financial statements.

Item 7A Quantitative and Qualitative Disclosures About Market Risk

N/A

Item 8. Financial Statements and Supplementary Data

The auditor opinion letter and audited financial statements for the fiscal year ending December 31, 2020 for Gold Transactions International, Inc. are located herein under Item 8. The unaudited March 31, 2021 statement and the proforma financial statements for the fiscal years ending December 31, 2019 and 2020 are hereby listed as exhibit 15.1.

Gold Transactions International, Inc.

Financial Statements

December 31, 2020

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Certified Public Accountants	90 East 200 North
St. George, UT 84770
(435) 673-6167

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Stockholders

of Gold Transactions International, Inc.

We have audited the accompanying financial statements of Gold Transactions International, Inc. (a Utah corporation), which comprise the balance sheet as of December 30, 2020, and the related statements of income, stockholders’ equity, and cash flows for the period from inception (November 6, 2020) to December 31, 2020, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures .in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor consider internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit Opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gold Transactions International, Inc. as of December 31, 2020, and the results of its operations and its cash flows for the initial period then ended in accordance with accounting principles generally accepted in the United States of America.

Hafen, Bunker, Everett, & Graff, PC

St. Gerorge, Utah

May 5, 2021

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Gold Transactions International, Inc.

Balance Sheet

December 31, 2020

ASSETS

Current assets:

Cash and cash equivalents	$-

Total current assets	-

License Agreement	5,044,610

Total assets	$5,044,610

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current liabilities:

Current portion of notes payables	$115,918

Total current liabilities	115,918

Long term notes payables	4,928,692

Total liabilities	5,044,610

Common Stock, no par value, 20,000,000 shares authorized, 10,000,000 shares	-
issued and outstanding	1,000
Accumulated Deficit	(1,000)

Total Stockholders’ Deficit	-

Total liabilities and stockholders’ deficit	$5,044,610

See notes to the financial statements

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Gold Transactions International, Inc.

Statement of Operations

From inception on November 6, 2020 through December 31, 2020

Revenues, net	$-

Operating expenses:
General & administrative	1,000

Total operating expenses	1,000

Income before income taxes	(1,000)

Provision for income taxes	-

Net income	$(1,000)

See notes to financial statements

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Gold Transactions International, Inc.

Statement of Stockholders’ Equity

 From inception on November 6, 2020 through December 31, 2020

				Total
	Common Stock		Accumulated	Stockholders’
	Shares	Amount	Deficit	Deficit

Balance at inception on November 6, 2020	-	$-	$-	$-

Common stock issued to founders for cash	5,500,000	$1,000		$1,000

Common stock issued for license agreement	4,500,000	$-		$-

Net income from inception on November 6, 2020 through December 31, 2020			(1,000)	(1,000)

Balance at December 31, 2020	$10,000,000	$1,000	$(1,000)	$-

See notes to financial statements

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Gold Transactions International, Inc.

Statement of Cash Flows

From inception on November 6, 2020 through December 31, 2020

Operating activities:
Net income	(1,000)
Adjustments to reconcile net income to cash generated by operating activities:	-

Cash provided by operating activities	(1,000)

Investing activities:	-

Cash used in investing activities	-

Financing activities:
Cash received from issuance of common stock	1,000

Cash provided from financing activities	1,000

Increase (Decrease) in cash and cash equivalents	-

Cash and cash equivalents, beginning of the year	-

Cash and cash equivalents, end of the year	$-

Cash paid for:
Interest	$-
Income taxes	$-

See notes to financial statements

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NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.	Organization

Gold Transactions International, Inc., a Utah Corporation (the Company), was organized under the laws of the State of Utah on November 6, 2020. On November 10, 2020, the shareholders of the Company and the Board of Directors authorized the acquisition of a License Agreement, from a Nevada corporation, that provided access to a joint venture of companies (the “Network”) that buys gold from artisan miners internationally, and provides transportation, assaying, refining and storage facilities in the DMCC, a free trade zone for commodities trading in Dubai.

b.	Accounting Method

The Company recognizes income and expense on the accrual basis of accounting.

c.	Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less to be cash equivalents.

d.	Income Taxes

The Company will report taxes as a C-Corp, with a calendar tax year end of December 31.

The Company has adopted FASB ASC 740-10, “Income Taxes,” to account for income taxes. The Company currently has no issues creating timing differences that would mandate deferred tax expense.

The Company did not have any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly increase or decrease within the next 12 months.

The Company includes interest and penalties arising from the underpayment of income taxes in the statements of operations in the provision for income taxes. As of December 31, 2020, the Company had no accrued interest or penalties related to uncertain tax positions. The tax years that remain subject to examination by major taxing jurisdictions are for the years ended December 31, 2020.

e.	Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and expenses during the reporting period. In these financial statements, assets and liabilities involve reliance on management estimates. Actual results could differ from those estimates.

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f.	Revenue Recognition

The Company has not generate revenue from inception on November 6, 2020 through December 31, 2020. Revenues will commence in 2021, and will be accounted for pursuant to the Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) No. 2014-09, “Revenue from Contracts with Customers (Topic 606)”. The ASU and all subsequently issued clarifying ASUs replaced most existing revenue recognition guidance in U.S. GAAP. The ASU also required expanded disclosures relating to the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. The Company adopted the new standard effective November 6, 2010, the first day of the Company’s existence using the modified retrospective approach.

As part of the adoption of the new standard, the Company elected the following transition practical expedients: (i) to reflect the aggregate of all contract modifications that occurred prior to the date of initial application when identifying satisfied and unsatisfied performance obligations, determining the transaction price, and allocating the transaction price; and (ii) to apply the standard only to contracts that are not completed at the initial date of application. Because contract modifications are minimal, there is not a significant impact as a result of electing these practical expedients.

f.	Fair Value of Financial Instruments

The Company has adopted ASC 820, “Fair Value Measurements.” ASC 820 defines fair value, establishes a three-level valuation hierarchy for disclosures of fair value measurement and enhances disclosure requirements for fair value measures. The three levels are defined as follows:

●	Level 1 inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.
●	Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.
●	Level 3 inputs to the valuation methodology are unobservable and significant to the fair measurement.

The carrying amounts reported in the balance sheets for cash and cash equivalents, and current liabilities each qualify as financial instruments and are a reasonable estimate of fair value because of the short period of time between the origination of such instruments and their expected realization and their current market rate of interest. The carrying value of notes payable approximates fair value because negotiated terms and conditions are consistent with current market rates as of December 31, 2020.

g.	Long Lived Assets

The Company evaluates its long-lived assets in accordance with FASB ASC 350, “Intangibles-Goodwill and Other,” and FASB ASC 360, “Property, Plant, and Equipment.” Long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that their net book value may not be recoverable. When such factors and circumstances exist, the Company compares the projected undiscounted future cash flows associated with the related asset or group of assets over their estimated useful lives against their respective carrying amounts. Impairment, if any, is based on the excess of the carrying amount over the fair value of those assets and is recorded in the period in which the determination was made. As of December 31, 2020, the company assessed the fair value of the license agreement and determined that no impairment exists.

h.	Recent Accounting Pronouncements

The FASB established the Accounting Standards Codification (“Codification” or “ASC”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”).

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Recent Accounting Standards Update (“ASU”) through ASU No. 2021-02 contains technical corrections to existing guidance, is not required for adoption, or affects guidance to specialized industries. The Company continues to evaluate newly issued accounting pronouncements to determine applicability, adoption and implementation, if any materially affect the Company’s financial statements. Most of these recent updates have no current applicability to the Company or their effect on the financial statements would not have been material.

NOTE 2 – LICENSE AGREEMENT

On November 10, 2020, the Company acquired a License Agreement from a Nevada corporation, that provides access to a joint venture of companies (the “Network”), that buys gold from artisan miners internationally, and provides transportation, assaying, refining and storage facilities in the DMCC, a free trade zone for commodities trading in Dubai, and then sells the refined gold to it’s customers. The License Agreement grants the Company the following:

●	Access to the Network’s gold operations, to participate in the profits generated by the margin between the buy and sell prices, based on the % of funds advanced into the Network,
●	an exclusive license to market and promote the gold buy/sell program in an attempt to increase the buying power of the Network.

In exchange for the License Agreement, the Company issued 4,500,000 shares of common stock to the shareholders of the Nevada Corporation, and executed a Promissory Note in the amount of $5,044,610. The value assessed to the acquisition of the License Agreement was $5,044,610. The balance at December 31, 2020 is $5,044,610.

NOTE 3 – NOTES PAYABLE

In connection with the acquisition of the License Agreement, the Company executed a Promissory Note in the amount of $5,044,610, bears interest at 2%, is payable quarterly in graduating amounts over a 5 year period, and is unsecured. At December 31, 2020, the Note Holder agreed to delay the interest accrual until 2021 and delayed the quarterly installments six months, making the first payments due September 30, 2021. As of December 31, 2020, the balance on this loan was $5,044,610. Total interest paid during the year ended December 31, 2020 was $0. Accrued interest at December 31, 2020 was $0.

The Company has debt obligations on the note as follows:

Amount
Year	Due
2021	$115,918
2022	443,843
2023	815,496
2024	1,194,638
2025	1,581,419
Thereafter	893,296
Total	$5,044,610

NOTE 4 – STOCKHOLDERS’ EQUITY TRANSACTIONS

A)	NUMBER OF SHARES AUTHORIZED

On November 10, 2020 the organizers approved the articles of incorporation and bylaws of the Company and then called for the election of the Board of Directors and appointment of Officers. The articles of incorporation, ratified by the Board of Directors, authorizes 20,000,000 shares of common stock to be issued at no par value. As of December 31, 2020, 10,000,000 shares of common stock are issued and outstanding.

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B)	PREFFERED STOCK

The articles of incorporation, ratified by the Board of Directors, authorized 30,000,000 preferred shares to be issued at no par value. As of December 31, 2020, no preferred shares were issued and outstanding.

C)	ISSUANCES OF COMMON STOCK

On November 10, 2020, the Board of Directors authorized the issuance of 5,500,000 shares to the founder of the Company for $1,000.

On November 10, 2020, the Board of Directors authorized the issuance of 4,500,000 shares to the shareholder of the Nevada corporation that issued the License Agreement discussed above. The shares were valued at $0.

NOTE 5 – SUBSEQUENT EVENTS

In accordance with FASB ASC 855-10, “Subsequent Events,” The Company’s management reviewed all material events through April 30, 2021, the date that the financial statements were available to be issued, and there are no material subsequent events which require additional disclosure, except for the following:

On February 28, 2021, the Company was acquired by Global Tech Industries Group, Inc. (“GTII”), a Nevada public company. The Company executed a final Stock Purchase Agreement wherein the Company’s shareholders exchanged 100% of the Company issued and outstanding common stock in exchange for 6,000,000 shares of GTII, valued at $6,000,000. Effective March 1, 2021, the Company’s operations, assets and liabilities will be consolidated with GTII. There was no change in the management or Board of Directors of the Company subsequent to the acquisition.

On March 31, 2021, the Company executed a Loan Agreement with an individual and relative of the Company’s CEO, for $150,000. The Loan bears interest at 24% per annum, is secured by the assets of the Company, interest to be paid quarterly with principal due December 31, 2021. The funds were immediately advanced to the Network, pursuant to the License Agreement, to generate revenue for the Company. The Company expects to record revenues in the 2nd quarter 2021.

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Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None

Item 9A. Control and Procedures

Disclosure controls and procedures are controls and other procedures that are designed to ensure that information we are required to disclose is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the Commission.

Under the supervision and with the participation of our management, including the Chief Executive Officer and Chief Financial Officer, we have evaluated the effectiveness of our disclosure controls and procedures (as defined in Rule 13a-15(e) and Rule 15d-15(e) of the Exchange Act) as of the end of the period covered by this report. The disclosure controls and procedures ensure that all information required to be disclosed by us in the reports that we file or submit under the Exchange Act is: (i) recorded, processed, summarized and reported, within the time periods specified in the SEC’s rule and forms; and (ii) accumulated and communicated to our management as appropriate to allow timely decisions regarding required disclosure. Based on that evaluation, management concluded that our controls were not effective as of December 31, 2020.

Notwithstanding this finding of ineffective disclosure controls and procedures, we concluded that the consolidated financial statements included in this Form 8-K present fairly, in all material respects, our financial position, results of operations and cash flows for the periods presented in conformity with accounting principles generally accepted in the United States.

Item 9A(T) Controls and Procedures

N/A

Item 9B. Other Information

N/A

PART III

Item 10. Directors, Executive Officers and Corporate Governance

The following table sets forth information about our executive officers and directors:

Name	Age	Position
Tsuimei Wang	44	Chief Executive Officer and Chairman of the Board of Directors, Secretary, Treasurer and CFO
Todd Chisholm	59	Chief Operating Officer, Director

Directors serve until the next annual meeting and until their successors are elected and qualified. The directors of our company are elected by the vote of a majority in interest of the holders of the voting stock of our company and hold office until the expiration of the term for which he or she was elected and until a successor has been elected and qualified.

A majority of the authorized number of directors constitutes a quorum of the Board for the transaction of business. The directors must be present in person or telephonically at the meeting to constitute a quorum. However, any action required or permitted to be taken by the Board may be taken without a meeting if all members of the Board individually or collectively consent in writing to the action.

Directors may receive compensation for their services and reimbursement for their expenses as shall be determined from time to time by resolution of the Board. Our directors currently do not receive monetary compensation for their service on the Board of Directors.

Officers are appointed to serve until such time as their successors have been duly appointed by the Board of Directors.

The principal occupations for the past five years (and, in some instances, for prior years) of each of our executive officers and directors, followed by our key employees, are as follows:

Officers/Directors

Tsuimei Wang – CEO, Chairman of the Board

Ms. Wang is an actively practicing and licensed CPA and has been in public accounting for over 15 years. She has worked as an auditor of public companies, performing PCAOB qualified audits for clients in many industries. She has also worked in accounting firms in the tax department, performing individual, corporate and partnership tax returns. Ms. Wang recently took a side position as the accounting manager for a private start up business in the e-commerce uniform industry, while running her own CPA firm. Ms. Wang received her MBA from the University of Texas, San Antonio in 2003, after receiving her Bachelor’s degree in Taiwan where she was born. Ms. Wang is fluent in Mandarin Chinese and has been a successful businesswoman for many years. Ms. Wang resides in St. George, Utah.

Todd Chisholm – Chief Operating Officer, Director

Mr. Chisholm graduated from the University of Utah, College of Business in the late 1980’s, and practiced as a CPA for over 17 years. Mr. Chisholm was also an auditor of public companies with an expertise in mergers and acquisitions. He left public accounting in 2010 and organized a mergers and acquisitions firm which took him to many parts of Asia, where he assisted foreign entities in converting their accounting into U.S. GAAP, in contemplation of reverse mergers into U.S. public companies. Mr. Chisholm also took a 3-year assignment as a CFO of a private start-up company in the e-commerce uniform industry, where his efforts took the company from $500,000 in revenues to $5,000,000 in 3 years. In 2013, Mr. Chisholm became invested in a Gold exploration company and developed relationships and knowledge of the gold mining industry. Mr. Chisholm’s experience and contacts in the gold industry brought him to the knowledge of the gold buy and sell network in Dubai, and he was able to orchestrate an acquisition of the license agreement owned by the Company, and an acquisition by a public company. Mr. Chisholm, through his affiliates and contacts, will assist in expanding the operations of GTI and build the buying power of the gold network.

Item 11. Executive Compensation

Neither of the executives/board members of GTI have received any compensation from the Company and have elected to defer any wages or compensation until the Company’s operations can support such payments. Once significant operations have commenced, the Board of Directors in conjunction with our parent company GTII, will determine salaries, bonuses, stock awards and other compensation packages.

Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

As of December 31, 2020, our CEO Ms. Wang owned 47% of the outstanding stock of GTI. On February 28, 2021, she surrendered her shares in GTI for shares in GTII, where she is less than a 5% shareholder.

Item 13. Certain Relationships and Related Transactions, and Director Independence

Note Payable-Related Party

On March 31, 2021, Mr. Chisholm our COO and Director, loaned the Company $150,000 via a Loan Agreement, with interest accruing at 24%, secured by all the assets of the Company and due on December 31, 2021. The proceeds of the loan were used to generate revenue with the gold network. It is expected that the loan proceeds will provide annual revenue between 50% and 60% of the loan amount.

Mr. Chisholm and Ms. Wang are husband and wife.

Item 14. Principle Accounting Fees and Service

Audit fees

The aggregate fees billable to us in 2021 for the audit of the 2020 period end total approximately $4,000. All fees were billed by Hafen, Buckner, Everett & Graff, PC.

Audit related fees

N/A

PART IV

Item 15. Exhibits, Financial Statement Schedules

The following documents are filed as part of this 8-K:

1. Financial Statements

The following documents are filed in Part II, Item 8 of this current report on Form 8-K:

[ ]	Balance Sheet as of December 31, 2020

[ ]	Statement of Operations from inception on November 6, 2020 through December 31, 2020

[ ]	Statement of Stockholders’ Deficit from inception on November 6, 2020 through December 31, 2020

[ ]	Statement of Cash Flows from inception on November 6, 2020 through December 31, 2020

[ ]	Notes to Financial Statements

2. Financial Statement Schedules

None

3. Unaudited Financial Statements for the three months ended March 31, 2021.

Gold Transactions International, Inc.

Unaudited Financial Statements

March 31, 2021

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2

Gold Transactions International, Inc.

Balance Sheets

December 31, 2020

	March 31,	December 31,
	2021	2020
	(Unaudited)
ASSETS
Current assets:

Cash and cash equivalents	$-	$-
Advances receivable	150,000	-

Total current assets	150,000	-

License Agreement	5,044,610	5,044,610

Total assets	$5,194,610	$5,044,610

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current liabilities:

Accounts payable	$8,750	$-
Notes payable-related party	150,015	-
Current portion of notes payables	181,275	115,918

Total current liabilities	340,040	115,918

Long term notes payables	4,863,335	4,928,692

Total liabilities	5,203,375	5,044,610

Common Stock, no par value, 20,000,000 shares authorized, 10,000,000 shares issued and outstanding	1,000	1,000
Accumulated Deficit	(9,765)	(1,000)

Total Stockholders’ Deficit	(8,765)	-

Total liabilities and stockholders’ deficit	$5,194,610	$5,044,610

See notes to the financial statements

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Gold Transactions International, Inc.

Statements of Operations

	For the three	From inception on
	months ended	November 6, 2020 to
	March 31, 2021	December 31, 2020
	(Unaudited)

Revenues, net	$-	$-

Operating expenses:
General & administrative	8,765	1,000

Total operating expenses	8,765	1,000

Income before income taxes	(8,765)	(1,000)

Provision for income taxes	-	-

Net income	$(8,765)	$(1,000)

See notes to financial statements

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Gold Transactions International, Inc.

Statement of Stockholders’ Equity

From inception on November 6, 2020 through March 31, 2021

(Unaudited)

				Total
	Common Stock		Accumulated	Stockholders’
	Shares	Amount	Deficit	Deficit

Balance at inception on November 6, 2020	-	$-	$-	$-

Common stock issued to founders for cash	5,500,000	$1,000		$1,000

Common stock issued for license agreement	4,500,000	$-		$-

Net income from inception on November 6, 2020 through December 31, 2020			(1,000)	(1,000)

Balance at December 31, 2020	10,000,000	1,000	(1,000)	-

Net income for the three months ended March 31, 2021			(8,765)	(8,765)

Balance at March 31, 2021	10,000,000	$1,000	$(9,765)	$(8,765)

See notes to financial statements

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Gold Transactions International, Inc.

Statement of Cash Flows

	For the three	From inception on
	months ended	November 6, 2020 to
	March 31, 2021	December 31, 2020
	(Unaudited)
Operating activities:
Net income	$(8,765)	$(1,000)
Adjustments to reconcile net income to cash generated by operating activities:		-
Increase in advances payable	(150,000)
Increase in accounts payable	8,750
Cash used in operating activities	(150,015)	(1,000)

Investing activities:	-	-

Cash used in investing activities	-	-

Financing activities:
Cash received from issuance of common stock		1,000
Cash received from Note payable-related party	150,015
Cash provided from financing activities	150,015	1,000

Increase (Decrease) in cash and cash equivalents	-	-

Cash and cash equivalents, beginning of the year	-	-

Cash and cash equivalents, end of the year	$-	$-

Cash paid for:
Interest	$-	$-
Income taxes	$-	$-

See notes to financial statements

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NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

i.	Organization

Gold Transactions International, Inc., a Utah Corporation (the Company), was organized under the laws of the State of Utah on November 6, 2020. On November 10, 2020, the shareholders of the Company and the Board of Directors authorized the acquisition of a License Agreement, from a Nevada corporation, that provided access to a joint venture of companies (the “Network”) that buys gold from artisan miners internationally, and provides transportation, assaying, refining and storage facilities in the DMCC, a free trade zone for commodities trading in Dubai.

On February 28, 2021, the Company was acquired by Global Tech Industries Group, Inc. (“GTII”), a Nevada public company. The Company executed a final Stock Purchase Agreement wherein the Company’s shareholders exchanged 100% of the Company issued and outstanding common stock in exchange for 6,000,000 shares of GTII, valued at $6,000,000. Effective March 1, 2021, the Company’s operations, assets and liabilities will be consolidated with GTII. There was no change in the management or Board of Directors of the Company subsequent to the acquisition.

These financial statements are unconsolidated, stand-alone financial statement of Gold Transactions International, Inc., for compliance purposes.

j.	Accounting Method

The Company recognizes income and expense on the accrual basis of accounting.

k.	Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less to be cash equivalents.

l.	Income Taxes

The Company will report taxes as a C-Corp, with a calendar tax year end of December 31.

The Company has adopted FASB ASC 740-10, “Income Taxes,” to account for income taxes. The Company currently has no issues creating timing differences that would mandate deferred tax expense.

The Company did not have any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly increase or decrease within the next 12 months.

The Company includes interest and penalties arising from the underpayment of income taxes in the statements of operations in the provision for income taxes. As of December 31, 2020, the Company had no accrued interest or penalties related to uncertain tax positions. The tax years that remain subject to examination by major taxing jurisdictions are for the years ended December 31, 2020.

m.	Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and expenses during the reporting period. In these financial statements, assets and liabilities involve reliance on management estimates. Actual results could differ from those estimates.

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n.	Revenue Recognition

The Company has not generate revenue from inception on November 6, 2020 through March 31, 2021. Revenues commenced on April 1, 2021, and will be accounted for pursuant to the Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) No. 2014-09, “Revenue from Contracts with Customers (Topic 606)”. The ASU and all subsequently issued clarifying ASUs replaced most existing revenue recognition guidance in U.S. GAAP. The ASU also required expanded disclosures relating to the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. The Company adopted the new standard effective November 6, 2010, the first day of the Company’s existence using the modified retrospective approach. As part of the adoption of the new standard, the Company elected the following transition practical expedients: (i) to reflect the aggregate of all contract modifications that occurred prior to the date of initial application when identifying satisfied and unsatisfied performance obligations, determining the transaction price, and allocating the transaction price; and (ii) to apply the standard only to contracts that are not completed at the initial date of application. Because contract modifications are minimal, there is not a significant impact as a result of electing these practical expedients.

o.	Fair Value of Financial Instruments

The Company has adopted ASC 820, “Fair Value Measurements.” ASC 820 defines fair value, establishes a three-level valuation hierarchy for disclosures of fair value measurement and enhances disclosure requirements for fair value measures. The three levels are defined as follows:

●	Level 1 inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.
●	Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.
●	Level 3 inputs to the valuation methodology are unobservable and significant to the fair measurement.

The carrying amounts reported in the balance sheets for cash and cash equivalents, and current liabilities each qualify as financial instruments and are a reasonable estimate of fair value because of the short period of time between the origination of such instruments and their expected realization and their current market rate of interest. The carrying value of notes payable approximates fair value because negotiated terms and conditions are consistent with current market rates as of March 31, 2021 and December 31, 2020.

g.	Long Lived Assets

The Company evaluates its long-lived assets in accordance with FASB ASC 350, “Intangibles-Goodwill and Other,” and FASB ASC 360, “Property, Plant, and Equipment.” Long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that their net book value may not be recoverable. When such factors and circumstances exist, the Company compares the projected undiscounted future cash flows associated with the related asset or group of assets over their estimated useful lives against their respective carrying amounts. Impairment, if any, is based on the excess of the carrying amount over the fair value of those assets and is recorded in the period in which the determination was made. As of March 31, 2021 and December 31, 2020, the company assessed the fair value of the license agreement and determined that no impairment exists.

h.	Recent Accounting Pronouncements

The FASB established the Accounting Standards Codification (“Codification” or “ASC”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”).

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Recent Accounting Standards Update (“ASU”) through ASU No. 2021-02 contains technical corrections to existing guidance, is not required for adoption, or affects guidance to specialized industries. The Company continues to evaluate newly issued accounting pronouncements to determine applicability, adoption and implementation, if any materially affect the Company’s financial statements. Most of these recent updates have no current applicability to the Company or their effect on the financial statements would not have been material.

NOTE 2 – LICENSE AGREEMENT

On November 10, 2020, the Company acquired a License Agreement from a Nevada corporation, that provides access to a joint venture of companies (the “Network”), that buys gold from artisan miners internationally, and provides transportation, assaying, refining and storage facilities in the DMCC, a free trade zone for commodities trading in Dubai, and then sells the refined gold to it’s customers. The License Agreement grants the Company the following:

●	Access to the Network’s gold operations, to participate in the profits generated by the margin between the buy and sell prices, based on the % of funds advanced into the Network,
●	an exclusive license to market and promote the gold buy/sell program in an attempt to increase the buying power of the Network.

In exchange for the License Agreement, the Company issued 4,500,000 shares of common stock to the shareholders of the Nevada Corporation, and executed a Promissory Note in the amount of $5,044,610. The value assessed to the acquisition of the License Agreement was $5,044,610. The balance at March 31, 2021 and December 31, 2020 is $5,044,610 and $5,044,610, respectively.

NOTE 3 – ADVANCES RECEIVABLE

Pursuant to the License Agreement, the Company has access to a joint venture of companies (the “Network”), that buys gold from artisan miners internationally, and provides transportation, assaying, refining and storage facilities in the DMCC. The License allows the company to advance funds to the Network, which funds will be used to purchase additional gold from the miners and provides additional revenue upon the sale of the refined gold. The Company shares in the profits of these transactions. Funds advanced into the system are recorded as a current asset labeled “Advances Receivable”. These funds will be used in the Network as long as the Company desires, and are receivable by the Company upon a 30 day request. All funds will be returned to the Company at or near the year end contractually. Earnings on the buy/sell transactions are paid quarterly to the Company. On March 31, 2021, the Company advanced $150,000 to the network to commence buy and sell transactions. As of March 31, 2021 and December 31, 2020, the balance of advances receivable are $150,000 and $0, respectively.

NOTE 4 – NOTES PAYABLE-RELATED PARTY

On March 31, 2021, the Company executed a note payable to an officer of the Company, in the amount of $150,015, interest accrues at 24% per annum, secured by the assets of the Company, and is due December 31, 2021. No interest had accrued on the note at March 31, 2021.

NOTE 5 – NOTES PAYABLE – LONG TERM

In connection with the acquisition of the License Agreement, the Company executed a Promissory Note in the amount of $5,044,610, bears interest at 2%, is payable quarterly in graduating amounts over a 5 year period, and is unsecured. At December 31, 2020, the Note Holder agreed to delay the interest accrual until 2021 and delayed the quarterly installments six months, making the first payments due September 30, 2021. As of March 31, 2021 and December 31, 2020, the balance on this loan was $5,044,610 and $5,044,610, respectively. Total interest paid during the periods ended March 31, 2021 and December 31, 2020 was $0 and $0, respectively. Accrued interest at March 31, 2021 and December 31, 2020 was $0 and $0, respectively.

The Company has debt obligations on the note as follows:

Amount
Year	Due
2021	$115,918
2022	443,843
2023	815,496
2024	1,194,638
2025	1,581,419
Thereafter	893,296
Total	$5,044,610

NOTE 6 – STOCKHOLDERS’ EQUITY TRANSACTIONS

D)	NUMBER OF SHARES AUTHORIZED

On November 10, 2020 the organizers approved the articles of incorporation and bylaws of the Company and then called for the election of the Board of Directors and appointment of Officers. The articles of incorporation, ratified by the Board of Directors, authorizes 20,000,000 shares of common stock to be issued at no par value. As of March 31, 2021 and December 31, 2020, 10,000,000 shares of common stock are issued and outstanding, respectively.

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E)	PREFFERED STOCK

The articles of incorporation, ratified by the Board of Directors, authorized 30,000,000 preferred shares to be issued at no par value. As of March 31, 2021 and December 31, 2020, no preferred shares were issued and outstanding, respectively.

F)	ISSUANCES OF COMMON STOCK

On November 10, 2020, the Board of Directors authorized the issuance of 5,500,000 shares to the founder of the Company for $1,000.

On November 10, 2020, the Board of Directors authorized the issuance of 4,500,000 shares to the shareholder of the Nevada corporation that issued the License Agreement discussed above. The shares were valued at $0.

G)	CHANGE IN SHAREHOLDER CONTROL

On February 28, 2021, the Company was acquired by Global Tech Industries Group, Inc. (“GTII”), a Nevada public company. The Company executed a final Stock Purchase Agreement wherein the Company’s shareholders exchanged 100% of the Company issued and outstanding common stock in exchange for 6,000,000 shares of GTII, valued at $6,000,000. Effective March 1, 2021, the Company’s operations, assets and liabilities will be consolidated with GTII. There was no change in the management or Board of Directors of the Company subsequent to the acquisition.

NOTE 7 – SUBSEQUENT EVENTS

In accordance with FASB ASC 855-10, “Subsequent Events,” The Company’s management reviewed all material events through May 12, 2021, the date that the financial statements were available to be issued, and there are no material subsequent events which require additional disclosure.pro

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4. Proforma Financial Statements for the years ended December 31, 2020 and 2019.

GLOBAL TECH INDUSTRIES GROUP, INC.

Proforma Consolidated Balance Sheets

			Proforma
	December 31,	Proforma	December 31,
	2020	Adjustments	2020
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$2,479	$-	$-
Prepaid expenses	222,167	-	222,167
Marketable securities	31,000	-	31,000

Total Current Assets	255,646	-	255,646

PROPERTY AND EQUIPMENT (NET)	2,946	-	2,946

OTHER ASSETS
License	-	11,044,610	11,044,610

TOTAL ASSETS	$258,592	$11,044,610	$11,303,202

LIABILITIES AND STOCKHOLDERS’ DEFICIT

CURRENT LIABILITIES
Accounts payable and accrued expenses	$619,668	$-	$619,668
Accrued interest payable	345,663	-	345,663
Notes payable in default	871,082	-	871,082
Due to officers and directors	109,513	-	109,513
Current portion of ltd	-	115,918	115,918
Converitble debenture	86,845	-	86,845

Total Current Liabilities	2,032,771	115,918	2,148,689

LONG-TERM LIABILITIES

Notes payable-long term		4,928,692
Notes payable related party	-	-	-

Total Long-Term Liabilities	-	4,928,692	4,928,692

Total Liabilities	2,032,771	5,044,610	7,077,381

STOCKHOLDERS’ (DEFICIT)
Preferred Stock, par value $.001, 50,000 authorized, 1,000 issued	1	-	1
Common stock, par value $0.001 per share, 350,000,000 shares authorized; 220,498,005 and 205,277,990 issued and outstanding, respectively	230,498	6,000	236,498
Additional paid-in-capital	168,398,511	5,994,000	174,392,511
Retained (Deficit)	(170,403,189)	-	(170,403,189)

Total Stockholders’ (Deficit)	(1,774,179)	6,000,000	4,225,821

TOTAL LIABILITIES AND STOCKHOLDERS’ (DEFICIT)	$258,592	$11,044,610	$11,303,202

NOTES TO PROFORMA BALANCE SHEET

1.	Acquisition of Gold Transactions International, Inc. (GTI) effective at the beginning of 2020, with the consolidation of GTI balance sheet, consisting of a License agreement and Note obligation with current portion.

2.	Global Tech issuance of 6,000,000 shares of common stock for the acquisition of GTI, valued at $6,000,000.

GLOBAL TECH INDUSTRIES GROUP, INC.

Proforma Consolidated Statements of Operations

	For the year ended		Proforma
	December 31,	Proforma	Year ended
	2020	Adjustments	2020

REVENUES, net	$8,500	$-	$8,500

OPERATING EXPENSES

General and administrative	65,856	1,000	66,856
Compensation and professional fees	2,507,236	-	2,507,236
Depreciation	267	-	267

Total Operating Expenses	2,573,359	1,000	2,574,359

OPERATING LOSS	(2,564,859)	(1,000)	(2,565,859)

OTHER INCOME (EXPENSES)

Gain/(Loss) on sale of marketable securities	(12,901)	-	(12,901)
Gain on settlements and debt relief		-	-
Interest expense	(200,726)	-	(200,726)
			-
Total Other Income (Expenses)	(213,627)	-	(213,627)

LOSS BEFORE INCOME TAXES	(2,778,486)	(1,000)	(2,779,486)

INCOME TAX EXPENSE	-	-	-

NET LOSS	$(2,778,486)	$(1,000)	$(2,779,486)

OTHER COMPREHENSIVE INCOME	-	-	-

COMPREHENSIVE LOSS	$(2,778,486)	$(1,000)	$(2,779,486)

BASIC AND DILUTED LOSS PER SHARE	$(0.01)		$(0.01)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING, BASIC AND DILUTED	207,923,257	6,000,000	213,923,257

NOTES TO PROFORMA STATEMENT OF OPERATIONS

1.	Acquisition of Gold Transactions International, Inc. (GTI) effective at the beginning of 2020, with the consolidation of GTI income statement.

2.	Global Tech issuance of 6,000,000 shares for the acquisition, increases weighted average shares outstanding.

GLOBAL TECH INDUSTRIES GROUP, INC.

Proforma Consolidated Balance Sheets

			Proforma
	December 31,	Proforma	December 31,
	2019	Adjustments	2019
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$1,435	$-	$1,435
Marketable securities	44	-	44

Total Current Assets	1,479	-	1,479

PROPERTY AND EQUIPMENT (NET)	-	-	-
LICENSE	-	11,044,610	11,044,610
INVESTMENTS	44,000	-	44,000

TOTAL ASSETS	$45,479	$11,044,610	$11,090,089

LIABILITIES AND STOCKHOLDERS’ DEFICIT

CURRENT LIABILITIES
Accounts payable and accrued expenses	$731,328	$-	$731,328
Accrued interest payable	609,103	-	609,103
Notes payable in Default	871,082	-	871,082
Current portion of long-term debt	-	115,918	115,918

Total Current Liabilities	2,211,513	115,918	2,327,431

LONG-TERM LIABILITIES

Notes payable related party	3,323,687	-	3,323,687
Notes payable (less current portion)	216,718	4,928,692	5,145,410

Total Long-Term Liabilities	3,540,405	4,928,692	8,469,097

Total Liabilities	5,751,918	5,044,610	10,796,528

STOCKHOLDERS’ (DEFICIT)
Preferred Stock, par value $.001, 50,000 authorized, 1,000 issued	1	-	1
Common stock, par value $0.001 per share, 350,000,000 shares authorized; 200,609,460 and 170,777,990 issued and outstanding, respectively	200,609	6,000	206,609
Additional paid-in-capital	161,717,655	5,994,000	167,711,655
Unearned ESOP shares	(3,563,600)	-	(3,563,600)
Accumulated other comprehensive income	(18,223)	-	(18,223)
Retained (Deficit)	(164,042,880)	-	(164,042,880)

Total Stockholders’ (Deficit)	(5,706,439)	6,000,000	293,561

TOTAL LIABILITIES AND STOCKHOLDERS’ (DEFICIT)	$45,479	$11,044,610	$11,090,089

NOTES TO PROFORMA BALANCE SHEET

1.	Acquisition of Gold Transactions International, Inc. (GTI) effective at the beginning of 2019, with the consolidation of GTI balance sheet, consisting of a License agreement and Note obligation with current portion.

2.	Global Tech issuance of 6,000,000 shares of common stock for the acquisition of GTI, valued at $6,000,000.

GLOBAL TECH INDUSTRIES GROUP, INC.

Proforma Consolidated Statement of Operations

	For the year ended		Proforma
	December 31,	Proforma	Year ended
	2019	Adjustments	2019

OPERATING EXPENSES

General and administrative	1,672,865	1,000	1,673,865
Compensation and professional fees	38,899	-	38,899

Total Operating Expenses	1,711,764	1,000	1,712,764

OPERATING LOSS	(1,711,764)	(1,000)	(1,712,764)

OTHER INCOME (EXPENSES)

Gain on sale of marketable securities	189,550	-	189,550
Gain on settlements and debt relief	472,421	-	472,421
Interest expense	(106,834)	-	(106,834)

Total Other Income (Expenses)	555,137	-	555,137
			-
LOSS BEFORE INCOME TAXES	(1,156,627)	(1,000)	(1,157,627)

INCOME TAX EXPENSE	-	-	-

NET LOSS	$(1,156,627)	$(1,000)	$(1,157,627)

OTHER COMPREHENSIVE INCOME /(LOSS) net of taxes
Unrealized gain (loss) on held for sale marketable securities	(122,208)	-	(122,208)

COMPREHENSIVE LOSS	$(1,278,835)	$(1,000)	$(1,279,835)

BASIC AND DILUTED LOSS PER SHARE	$(0.01)		(0.01)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING, BASIC AND DILUTED	178,490,022	6,000,000	184,490,022

NOTES TO PROFORMA STATEMENT OF OPERATIONS

1.	Acquisition of Gold Transactions International, Inc. (GTI) effective at the beginning of 2019, with the consolidation of GTI income statement.

2.	Global Tech issuance of 6,000,000 shares for the acquisition increases weighted average shares outstanding.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Gold Transactions International, Inc.

Date: May 13, 2021	By:	/s/ Tsuimei Wang
Chairman & Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Tsuimei Wang	Chairman & Chief Executive Officer	May 13, 2021